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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 24, 2001

                            Pogo Producing Company
            (Exact name of registrant as specified in its charter)

           Delaware                       1-7792            74-165 9398
(State or other jurisdiction of        (Commission       (I.R.S. Employer
incorporation or organization)         File Number)     Identification No.)

                         5 Greenway Plaza, Suite 2700
                           Houston, Texas 77046-0504
             (Address of principal executive offices and zip code)

  Registrant's telephone number, including area code: (713) 297-5000
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ITEM 5. OTHER EVENTS AND REGULATION FOR DISCLOSURE

    Press release dated April 24, 2001, announcing the Company's quarterly operating and financial results. See Exhibit 99.1 incorporated by reference herein.

    Unaudited supplemental operating and financial information related to the Company's first quarter 2001 operating and financial results. See Exhibit 99.2 incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

(a)     Financial statements of businesses acquired

        None

(b)     Pro forma financial information

        None

(c)     Exhibits

Exhibit 99.1 Press release dated April 24, 2001, announcing the Company's quarterly operating and financial results.

Exhibit 99.2 Supplemental operating and financial information related to the Company's first quarter 2001 operating and financial results.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Pogo Producing Company


Date: April 25, 2001                By: /s/ Gerald A. Morton
                                        ------------------------
                                        Gerald A. Morton
                                        Vice President - Law
                                        and Corporate Secretary
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                         INDEX TO EXHIBITS


EXHIBIT
NUMBER                                DESCRIPTION

Exhibit 99.1 Press release dated April 24, 2001, announcing the Company's quarterly operating and financial results.

Exhibit 99.2 Unaudited supplemental operating and financial information related to the Company's first quarter 2001 operating and financial results.